Exhibit 23
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32349) of Old Republic International Corporation of our report dated June 15, 2005 relating to the financial statements of Bituminous 401(k) Savings Plan, which appears in this Form 11-K.


                                                /s/ PricewaterhouseCoopers LLP


Chicago, Illinois
June 24, 2005